CONVERTIBLE SENIOR NOTES, NET (Schedule of Net Carrying Amount of Liability and Equity Components of Notes) (Details) - Convertible Senior Note [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Net carrying amount of the liability and equity components:
Remaining principal amount	$ 0	$ 575,000
Unamortized issuance costs	0	(2,660)
Net carrying amount	$ 0	$ 572,340